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                                                                    Exhibit 10.8

                  SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT

           THIS SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT (this "Amendment") is entered into by and among Telenetics Corporation, a California corporation ("Telenetics"), John D. McLean, an individual ("McLean"), William C. Saunders, an individual ("Saunders") and Terry S. Parker, an individual ("Parker," and together with McLean and Saunders, the "Sellers"), with reference to that certain Stock Purchase Agreement dated January 7, 2000 (the "Purchase Agreement") by and among Telenetics and the Sellers and Edward L. Didion, an individual ("Didion") and that certain First Amendment to Stock Purchase Agreement dated as of May 31, 2000 by and among Telenetics, Sellers and Didion (the "First Amendment").

                                 R E C I T A L S
                                 ---------------

           A. Certain disputes have arisen between Telenetics, on the one hand, and Sellers and Didion, on the other, in connection with the Purchase Agreement, as amended by the First Amendment.

           B. As a result of such disputes, Telenetics filed an action in the United States District Court, Central District of California, Southern Division (Case No. SA01-987-AHS (ANX)) (the "Action"), against Sellers and Didion.

           C. Telenetics and Sellers have agreed to resolve such disputes pursuant to the terms and conditions of that certain Settlement Agreement and Mutual Release (the "Settlement Agreement"), which Settlement Agreement provides, among other things, that Telenetics and Sellers enter into this Agreement.

           D. In contemplation of executing the Settlement Agreement, in February 2002, Telenetics filed a request for and obtained a dismissal without prejudice in the Action.

           NOW, THEREFORE, in consideration of the premises and mutual covenants, considerations and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties mutually agree as follows:

           1. DEFINITIONS. Capitalized terms not otherwise defined in this Amendment shall have their respective meanings contained in the Purchase Agreement.

           2. EFFECT OF PRIOR EARN-OUT CONDITION. Telenetics and Sellers hereby acknowledge and agree that any and all actions taken by Telenetics between the date of the Purchase Agreement and the date of this Amendment relating to the issuance of any capital stock of Telenetics did not result in the application of
Section 1.3(c) of the Purchase Agreement (as such was in effect prior to the deletion of such section pursuant to Section 3 of this Amendment) and, as such, Sellers are not entitled to receive any Additional Stock as a result of any such issuances of capital stock.

           3. AMENDMENT OF EARN-OUT CONDITION. Section 1.3(c) of the Purchase Agreement is hereby deleted in its entirety.





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           4. MISCELLANEOUS.

                      (a) All other terms and provisions of the Purchase Agreement not expressly modified by this Amendment shall remain in full force and effect.

                      (b) This Amendment shall constitute and contain the complete understanding and agreement of the parties hereto, and cancel and supersede any and all prior negotiations, correspondence, understandings and agreements, whether written or oral, between the parties with respect to the subject matter hereof.

           IN WITNESS WHEREOF, the parties have executed this Amendment to be effective the latter of (a) the effectiveness of the Settlement Agreement and
(b) the date upon which this Amendment has been executed by all parties to this Amendment.

Dated:  SEPT 27, 2002                  TELENETICS CORPORATION

                                       By: /S/ David Stone
                                           -------------------------------------
                                           David Stone,
                                           President and Chief Financial Officer

                                       /S/ JOHN D. MCLEAN
Dated:  SEPT 27, 2002                  -----------------------------------------
                                       JOHN D. MCLEAN

                                       /S/ WILLIAM C. SAUNDERS
Dated:  SEPT 27, 2002                  -----------------------------------------
                                       WILLIAM C. SAUNDERS

                                       /S/ TERRY S. PARKER
Dated:  SEPT 27, 2002                  -----------------------------------------
                                       TERRY S. PARKER

Dated:  SEPT 27, 2002                  SAUNDERS & PARKER, INC.

                                       By:/S/ WILLIAM C. SAUNDERS
                                          --------------------------------------
                                               Its: CO-PRES
                                                    ----------------------------

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